EXHIBIT 10.106


                 WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT

         This WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of January 28, 2000, and is entered into by and between DEFLECTA-SHIELD CORPORATION, LUND INDUSTRIES, INCORPORATED, BELMOR AUTOTRON CORP., DFM CORP., AUTO VENTSHADE COMPANY and SMITTYBILT, INC. (each a "Borrower" and, collectively, the "Borrowers"), LUND INTERNATIONAL HOLDINGS, INC. ("Holdings"), LUND ACQUISITION CORP., BAC ACQUISITION CO., TRAILMASTER PRODUCTS, INC. and DELTA III, INC. (together with Borrowers and Holdings, each a "Loan Party", and collectively, the "Loan Parties"), HELLER FINANCIAL, INC., in its capacity as Agent ("Agent"), and the Lenders which are signatories hereto.

         WHEREAS, Agent, Lenders and the Loan Parties are parties to a certain Credit Agreement dated February 27, 1998 (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

         WHEREAS, Events of Default are in existence under the Agreement as a result of Borrower's breach of the following financial covenants for the twelve
(12) month period ending December 31, 1999: EBITDA (subsection 4.3), Fixed Charge Coverage (subsection 4.4), Total Interest Coverage (subsection 4.5) and Total Indebtedness to EBITDA Ratio (subsection 4.6) (the "Existing Events of Default"), and Borrowers have requested that Agent and Lenders waive the Existing Events of Default; and

         WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

         2. AMENDMENTS. Subject to the conditions set forth below, the Agreement is amended as follows:

                  (a) Subsection 1.2 is amended by deleting the definition of "LIBOR" and inserting the following in lieu thereof:

                  "LIBOR" means, for each Interest Period, a rate per annum equal to:

                  (a) the offered rate for deposits in U.S. dollars in an amount comparable to the amount of the applicable Loan in the London interbank market which is published by the British Bankers' Association, and that currently appears on Telerate Page 3750, or any other source available to Agent, as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of the relevant Interest Period for a term comparable to such Interest Period; or if, for any reason, such a rate is not published by the British Bankers' Association on Telerate or any other source available to Agent, the rate per annum equal to the average rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which Agent determines that U.S. dollars in an amount comparable to the amount of the applicable Loans are being offered to prime banks at approximately 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period for settlement in immediately available funds by leading banks in the London interbank market selected by Agent; divided by

                  (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System; such rate to be rounded upward to the next whole multiple of one-sixteenth of one percent (.0625%).

                  (b) Subsection 1.2(A) is amended by deleting the Base Rate Margin Pricing Table and the LIBOR Margin Pricing Table in their entirety and inserting the following in lieu thereof:

                                                BASE RATE PRICING TABLE
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Indebtedness to       Base Rate Margin        Base Rate Margin       Base Rate Margin       Base Rate Margin
EBITDA is:                   Revolving Loans          Term Loan A             Term Loan B            Term Loan C
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    greater than
     5.50:1.00                    2.25%                   2.25%                     2.75%                  3.25%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
equal to or less than
5.50:1.00 but
equal to or greater
than 5.00:1.00                    2.00%                   2.00%                     2.50%                  3.00%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
equal to or less than
5.00:1.00 but equal to
or greater than
3.75:1.00                         1.75%                   1.75%                    2.25%                   2.75%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
less than 3.75:1.00               1.50%                   1.50%                    2.00%                   2.50%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                                         LIBOR MARGIN PRICING TABLE
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Indebtedness to         LIBOR Margin            LIBOR Margin           LIBOR Margin           LIBOR Margin
EBITDA is:                   Revolving Loans          Term Loan A             Term Loan B            Term Loan C
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
greater than
5.50:1.00                         3.50%                   3.50%                     4.00%                  4.50%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
equal to or less
than 5.50:1.00
but greater than
5.00:1.00                         3.25%                   3.25%                     3.75%                  4.25%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
equal to or less than
5.00:1.00
but greater than
3.75:1.00                         3.00%                   3.00%                     3.50%                  4.00%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
less than 3.75:1.00               2.75%                   2.75%                     3.25%                  3.75%
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Notwithstanding anything to the contrary contained in the Agreement, commencing on January 1, 2000 until the Adjustment Date next following said date, the LIBOR Margin for all outstanding LIBOR Loans and the Base Rate Margin for all outstanding Base Rate Loans shall equal the rates corresponding to the level "equal to or less than 5.50:1.00 but equal to or greater than 5.00:1.00" set forth in each of the Pricing Tables above.

                  (c) Subsection 4.3 is amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

                  4.3 EBITDA. Holdings and Borrowers shall not permit EBITDA for the periods set forth below to be less than the amounts set forth below.

                           Period                                Amount
                           ------                                ------

         Four Fiscal Quarters ending March 31, 2000           $20,300,000
         Four Fiscal Quarters ending June 30, 2000            $21,100,000
         Four Fiscal Quarters ending September 30, 2000       $22,500,000
         Four Fiscal Quarters ending December 31, 2000        $26,300,000

         Four Fiscal Quarters ending March 31, 2001           $32,000,000
         Four Fiscal Quarters ending June 30, 2001            $32,000,000
         Four Fiscal Quarters ending September 30, 2001       $34,000,000
         Four Fiscal Quarters ending December 31, 2001        $34,000,000

         Four Fiscal Quarters ending March 31, 2002 and       $35,000,000
         each four-Fiscal-Quarter period thereafter

         "EBITDA" will be calculated as illustrated on Exhibit 4.7(D).

                  (d) Subsection 4.4 is amended by deleting said subsection in its entirety and inserting the following in lieu thereof:

                  4.4 Fixed Charge Coverage. Holdings and Borrowers shall not permit Fixed Charge Coverage for the periods set forth below to be less than the ratios set forth below.

                                                                        Minimum
                                    Period                               Ratio
                                    ------                               -----

                  Four Fiscal Quarters ending March 31, 2000           0.75:1.00
                  Four Fiscal Quarters ending June 30, 2000            0.75:1.00
                  Four Fiscal Quarters ending September 30, 2000       0.75:1.00
                  Four Fiscal Quarters ending December 31, 2000        1.00:1.00

                  Four Fiscal Quarters ending March 31, 2001 and       1.10:1.00
                  each four-Fiscal-Quarter period thereafter

         "Fixed Charge Coverage" will be calculated as illustrated on Exhibit 4.7(D).

                  (e) Subsection 4.5 is amended by deleting said subsection in its entirety and inserting the following in lieu thereof:

                  4.5 Total Interest Coverage. Holdings and Borrowers shall not permit Total Interest Coverage for periods set forth below to be less than the ratios set forth below.

                                                                        Minimum
                                    Period                               Ratio

                  Four Fiscal Quarters ending March 31, 2000           1.10:1.00
                  Four Fiscal Quarters ending June 30, 2000            1.20:1.00
                  Four Fiscal Quarters ending September 30, 2000       1.30:1.00
                  Four Fiscal Quarters ending December 31, 2000        1.80:1.00

                  Four Fiscal Quarters ending March 31, 2001           2.25:1.00
                  Four Fiscal Quarters ending June 30, 2001            2.50:1.00
                  Four Fiscal Quarters ending September 30, 2001       2.75:1.00
                  Four Fiscal Quarters ending December 31, 2001        2.75:1.00

                  Four Fiscal Quarters ending March 31, 2002 and       3.00:1.00
                  each four-Fiscal-Quarter period thereafter

         "Total Interest Coverage" will be calculated as illustrated on Exhibit 4.7(D).

                  (f) Subsection 4.6 is amended by deleting said subsection in its entirety and inserting the following in lieu thereof:

                  4.6 Total Indebtedness to EBITDA Ratio. Holdings and Borrowers shall not permit the ratio of Total Indebtedness (calculated as of the last day of any Fiscal Quarter) to EBITDA for the periods set forth below to be greater than the ratios set forth below:
                                                                        Maximum
                                    Period                               Ratio

                  Four Fiscal Quarters ending March 31, 2000           5.50:1.00
                  Four Fiscal Quarters ending June 30, 2000            5.50:1.00
                  Four Fiscal Quarters ending September 30, 2000       4.90:1.00
                  Four Fiscal Quarters ending December 31, 2000        3.85:1.00

                  Four Fiscal Quarters ending March 31, 2001           3.50:1.00
                  Four Fiscal Quarters ending June 30, 2001            3.00:1.00
                  Four Fiscal Quarters ending September 30, 2001       2.75:1.00
                  Four Fiscal Quarters ending December 31, 2001        2.50:1.00

                  Four Fiscal Quarters ending March 31, 2002 and       2.50:1.00
                  each four-Fiscal-Quarter period thereafter


         "Total Indebtedness" and "EBITDA" will be calculated as illustrated on
Exhibit 4.7(D).

                   (g) Exhibit 4.7(D) is amended by deleting those portions of that Exhibit setting forth the calculations for determining compliance with the EBITDA and the Total Indebtedness to EBITDA covenants in their entirety and substituting the attached in lieu thereof.

                   (h) When determining EBITDA under Exhibit B to Exhibit 4.7(D) of the Agreement, Borrowers will be permitted to add back during the "Permitted Testing Periods" (as defined below), the "Restructuring Charges" as defined on the attached Schedule I, up to an aggregate amount of $4,100,000 for costs incurred from the period beginning January 1, 2000 through December 31, 2001. The "Permitted Testing Periods" shall mean the four Fiscal Quarters beginning with and including the Fiscal Quarter in which the initial applicable Restructuring Charge is incurred and ending with and including the next three Fiscal Quarters thereafter.

         3. WAIVER. Agent and Lenders hereby waive the Existing Events of Default. This is a limited waiver and shall not be deemed to constitute a waiver of any other Event of Default or any future breach of the Agreement or any of the other Loan Documents.

         4. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

                  (a) Loan Parties shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent;

                  (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

                  (c) No Default or Event of Default other than the Existing Events of Default shall have occurred and be continuing;

                  (d) Borrowers shall have paid an amendment fee in the amount of $250,315 to Agent for the benefit of Lenders; and

                  (e) Borrowers shall have provided Agent and Lenders with evidence satisfactory to it that Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited and National City Venture Corporation shall have waived in writing on or before the date hereof subsection 14.7 of the Securities Purchase Agreement dated December 23, 1998, in a manner satisfactory to Agent and shall have reset the covenants contained therein to levels satisfactory to Agent.

         5. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Amendment, the Loan Parties represent and warrant to Agent and Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Loan Party and that this Amendment has been duly executed and delivered by such Loan Party, and
(b) each of the representations and warranties set forth in section 5 of the Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

         6. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         7. REFERENCES. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

         8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         9. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.



                   [Signatures appear on the following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                          LUND INTERNATIONAL HOLDINGS, INC.
                          LUND INDUSTRIES, INCORPORATED
                          DEFLECTA-SHIELD CORPORATION
                          BELMOR AUTOTRON CORP.
                          DFM CORP.
                          LUND ACQUISITION CORP.
                          BAC ACQUISITION CO.
                          TRAILMASTER PRODUCTS, INC.
                          DELTA III, INC.
                          AUTO VENTSHADE COMPANY
                          SMITTYBILT, INC.
                          VENTSHADE HOLDINGS, INC.


                          For each of the foregoing corporations:

                          By:  /s/Edmund J. Schwartz
                          Name: Edmund J. Schwartz
                          Title:  Chief Financial Officer

                          HELLER FINANCIAL, INC.,
                          in its capacity as Agent and a Lender

                          By:  /s/ Patricia Weitzman
                          Name:  Patricia Weitzman
                          Title:  Senior Vice President

                          DRESDNER BANK AG, NEW YORK AND
                          GRAND CAYMAN BRANCHES,
                          as a Lender

                          By: /s/ Ben Marzouk
                          Name: Ben Marzouk
                          Title:  Vice President, Leveraged Finance

                          LASALLE BANK NATIONAL ASSOCIATION,
                          as a Lender

                          By:  /s/ Kristen J. Lindbergh
                          Name:  Kristen J. Lindbergh
                          Title:  Corporate Banking Officer, Leveraged Finance

                          THE PRUDENTIAL INSURANCE COMPANY
                          OF AMERICA, as a Lender

                          By:  /s/  Marie Fioramonti
                          Name:  Marie Fioramonti
                          Title:  Vice President

                          IBJ WHITEHALL BANK & TRUST COMPANY,
                          as a Lender

                          By:  /s/  Mark Weitekamp
                          Name:  Mark Weitekamp
                          Title:  Director

                          KEY CORPORATE CAPITAL, INC.,
                          as a Lender

                          By:  /s/  Jay R. McKenney
                          Name:  Jay R. McKenney
                          Title:  Vice President

                          FIRST UNION NATIONAL BANK, as a Lender

                          By:  /s/  Andrew Payne
                          Name:  Andrew Payne
                          Title:  Vice President

                          FIRST SOURCE FINANCIAL LLP, as a Lender
                          By:  First Source Financial, Inc., its Agent/Manager

                          By:  /s/  Robert Horak
                          Name:  Robert Horak
                          Title:  Vice President

                          SENIOR DEBT PORTFOLIO, as a Lender
                          By: Boston Management and Research, Inc., as Investment Advisor

                          By:  /s/  Payson F. Swaffield
                          Name:  Payson F. Swaffield
                          Title:  Vice President

                          ARCHIMEDES FUNDING LLC, as a Lender
                          By:  ING Capital Advisors, Inc., as Collateral Manager

                          By:  /s/  Helen Y. Rhee
                          Name:  Helen Y. Rhee
                          Title:  Vice President & Portfolio Manager

                                   TORONTO DOMINION (TEXAS), as a Lender

                                   By:______________________________
                                   Name:____________________________
                                   Title:_____________________________

                                                                    EXHIBIT B TO
                                                                  EXHIBIT 4.7(D)


                             COMPLIANCE CERTIFICATE

                                   BORROWERS:

                           DEFLECTA-SHIELD CORPORATION
                          LUND INDUSTRIES, INCORPORATED
                              BELMOR AUTOTRON CORP.
                                    DFM CORP.
                             AUTO VENTSHADE COMPANY
                                SMITTYBILT, INC.

                           DATE: __________ __, _____



                               COVENANT 4.3 EBITDA



EBITDA is defined as follows:

Net income (or loss) for the period of Holdings, Borrower
and their Subsidiaries on a consolidated basis determined in accordance with GAAP, but excluding: (a) the income (or
loss) of any Person (other than wholly-owned Subsidiaries of
Holdings) in which Holdings or a Borrower or a wholly-owned
subsidiary of Holdings or a Borrower has an ownership
interest unless received by Holdings, a Borrower or such
Subsidiary in a cash distribution during such period; and
(b) the income (or loss) of any Person accrued prior to the
date it became a Subsidiary of a Loan Party or is merged
into or consolidated with a Loan                                     $__________

Plus:    Any provision for (or less any benefit from) income
         and franchise taxes included in the determination
         of net income                                               ___________

         Interest expense deducted in the determination of
         net income                                                  ___________

         Amortization and depreciation deducted in
         determining net income                                      ___________

         Losses (or less gains) from Asset Dispositions or
         other non-cash items included in the determination
         of net income (excluding sales, expenses or losses
         related to current assets)                                  ___________

                                                                    EXHIBIT B TO
                                                                  EXHIBIT 4.7(D)


                             COMPLIANCE CERTIFICATE

                                   BORROWERS:

                           DEFLECTA-SHIELD CORPORATION
                          LUND INDUSTRIES, INCORPORATED
                              BELMOR AUTOTRON CORP.
                                    DFM CORP.
                             AUTO VENTSHADE COMPANY
                                SMITTYBILT, INC.

                            DATE: _________ __, _____

                         COVENANT 4.3 EBITDA (CONTINUED)



         Extraordinary losses (or less gains), as defined
         under GAAP, net of related tax effects                      ___________

         Expenses of the Related Transactions included in
         the determination of net income provided that such
         expenses were included in the Pro Forma, or
         disclosed in the notes thereto                              ___________

         "Restructuring Charges" set forth on the attached
         Schedule I for Fiscal Years 2000 and 2001, on a
         trailing twelve month basis, not to exceed $4.1MM
         in the aggregate. (To be included only in those
         Compliance Certificates covering periods ending on
         or before December 31, 2002.)                               ___________

Less:    Expenditures pursuant to the last sentence of
         subsection 4.8 applicable to, but not included in,
         the Pro Forma; including expenditures during the
         period made in connection with the Related
         Transactions and payment of liabilities existing on
         the Closing Date                                            ___________


EBITDA                                                               $
                                                                      ==========

Required EBITDA                                                      $
                                                                      ==========

In Compliance                                                        Yes/No

                                                                    EXHIBIT B TO
                                                                  EXHIBIT 4.7(D)


                             COMPLIANCE CERTIFICATE

                                   BORROWERS:

                           DEFLECTA-SHIELD CORPORATION
                          LUND INDUSTRIES, INCORPORATED
                              BELMOR AUTOTRON CORP.
                                    DFM CORP.
                             AUTO VENTSHADE COMPANY
                                SMITTYBILT, INC.

                            DATE: _________ __, _____

                    COVENANT 4.6 TOTAL INDEBTEDNESS TO EBITDA



Total Indebtedness:

Average daily principal balance of the Revolving
Loans for the one month period ending on the date
set forth above                                                      $__________

Plus:    Outstanding principal balance of the Term Loan[S]           ___________

         Outstanding principal balance of all other
         Indebtedness                                                ___________

Total Indebtedness                                                   $
                                                                      ==========

Operating Cash Flow (calculated in the manner required by
subsection 4.4)                                                      $
                                                                      ==========

Total Indebtedness to Operating Cash Flow Ratio                      ____ to ___

Required Total Indebtedness to Operating Cash Flow Ratio             _________

In Compliance                                                        Yes/No

                                   SCHEDULE I
                                       TO
                             COMPLIANCE CERTIFICATE

                                   BORROWERS:
                           DEFLECTA-SHIELD CORPORATION
                          LUND INDUSTRIES, INCORPORATED
                              BELMOR AUTOTRON CORP.
                                    DFM CORP.
                             AUTO VENTSHADE COMPANY
                                SMITTYBILT, INC.
                            DATE: __________ __, ____

                         RESTRUCTURING CHARGES (ACTUAL)

---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

Type of          FQ ending     FQ ending     FQ ending     FQ ending     FQ ending     FQ ending     FQ ending     FQ ending
Charge           03-31-00      06-30-00      09-30-00      12-31-00      03-31-01      06-30-01      09-30-01      12-31-01

---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Severance/Stay
Pay
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Training
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Building
Clean-up/
Retrofit
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Employee
Relocation
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Inventory
Relocation
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Mold
Transportation
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Refurbish
Molds/
Tooling
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Facility
Set-up Costs
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Consulting
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Asset
Write-Offs
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Lease Buyout
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Continuing
Costs
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
SUBTOTALS
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

                               TOTAL $
                                      ===========

                                       TO
                             COMPLIANCE CERTIFICATE

                                   BORROWERS:
                           DEFLECTA-SHIELD CORPORATION
                          LUND INDUSTRIES, INCORPORATED
                              BELMOR AUTOTRON CORP.
                                    DFM CORP.
                             AUTO VENTSHADE COMPANY
                                SMITTYBILT, INC.
                            DATE: __________ __, ____

                        RESTRUCTURING CHARGES (PROJECTED)

---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

Type of          FQ ending     FQ ending     FQ ending     FQ ending     FQ ending     FQ ending     FQ ending     FQ ending
Charge           03-31-00      06-30-00      09-30-00      12-31-00      03-31-01      06-30-01      09-30-01      12-31-01

---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Severance/Stay
Pay
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Training
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Building
Clean-up/
Retrofit
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Employee
Relocation
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Inventory
Relocation
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Mold
Transportation
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Refurbish
Molds/
Tooling
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Facility
Set-up Costs
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Consulting
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Asset
Write-Offs
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Lease Buyout
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
Continuing
Costs
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
SUBTOTALS
---------------- ------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

                               TOTAL $
                                      ===========